SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
August 16, 2012

HARRIS TEETER SUPERMARKETS, INC.
(Exact name of registrant as specified in its charter)
North Carolina (State of Incorporation)	1-6905 (Commission File Number)	56-0905940 (IRS Employer Identification No.)

701 Crestdale Road
Matthews, North Carolina 28105
(Address of principal executive offices, including zip code)

(704) 372-5404
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.03  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On August 16, 2012, the Board of Directors of Harris Teeter Supermarkets, Inc. (the “Registrant”) adopted an amendment to the Registrant’s amended and restated bylaws to add a provision permitting the Registrant’s independent directors to elect a Lead Independent Director, and authorized the Registrant to restate the amended and restated bylaws (the “Amended and Restated Bylaws”) to reflect the amendment.

The foregoing amendment did not require shareholder approval.  The foregoing description of the amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is attached as Exhibit 3.1 hereto and incorporated by reference herein.

ITEM 8.01.  OTHER EVENTS.

On August 16, 2012, the Registrant issued a press release, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits.

The following exhibit is furnished herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

3.1	Amended and Restated Bylaws of the Registrant, effective August 16, 2012.

99.1	Press Release disseminated on August 16, 2012 by the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS TEETER SUPERMARKETS, INC.

By:           /S/ JOHN B. WOODLIEF
John B. Woodlief
Executive Vice President and
Chief Financial Officer

Dated: August 20, 2012

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

3.1	Amended and Restated Bylaws of the Registrant, effective August 16, 2012.

99.1	Press Release disseminated on August 16, 2012 by the Registrant.